                                                                   Exhibit 10.15
                                                                   -------------

                             STOCK OPTION AGREEMENT


        This Agreement is dated as of this 12th day of December, 1997 between Biogen, Inc., a Massachusetts corporation (the "Company"), having its principal office in Cambridge, Massachusetts, and James L. Vincent, an employee and member of the Board of Directors of the Company (the "Employee"). Any capitalized term not defined in this Agreement shall have the meaning set forth in the Company's 1985 Non-Qualified Stock Option Plan, as amended (the "Plan").

        WHEREAS, the Company desires to grant to Employee an option (the "Option") to purchase Seventy-five Thousand (75,000) shares of the Company's Common Stock, par value U.S. $0.01 per share, under the Plan;

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

        1.      GRANT OF OPTION.

                The Company hereby grants to Employee the right and option to purchase all or any part of an aggregate of Seventy-five Thousand (75,000) shares of its Common Stock, U.S. $0.01 par value, on the terms and conditions and subject to all of the limitations set forth in this Agreement and in the Plan. The Option granted hereby shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

        2.      EXERCISE PRICE.

                The exercise price shall be $35.75 per share.

        3.      EXERCISE OF OPTION.

        3.1 Subject to Section 3.2, the Option granted hereby shall be immediately exercisable for all or any part of the Shares.

        3.2 Notwithstanding the provisions of Section 3.1, if the Company terminates Employee's employment or Employee resigns as an employee, and Employee also no longer serves on the Board of Directors, or if Employee resigns or is removed (whether by election of a successor or otherwise) from the Board of Directors and Employee is also no longer an employee of the Company, in either case under circumstances which do not constitute a permanent or total disability as defined in Section 4 hereof, then (i) if such termination, resignation or removal occurs before December 12, 1998 and Employee has exercised the Option for any Shares, the Company may purchase those Shares from Employee at the price paid by Employee upon such exercise, (ii) if such termination, resignation or removal occurs on or after December 12, 1998, but before December 12, 1999, and Employee has exercised the Option for more than 20% of the Shares originally issuable hereunder, the Company may purchase the number of Shares for which the Option has been exercised in excess of 20% of the Shares originally issuable hereunder at the price paid by Employee upon exercise, (iii) if such termination, resignation or removal occurs on or after December 12, 1999, but before December 12, 2000, and Employee has exercised the Option for more than 40% of the Shares originally issuable hereunder, the Company may purchase the number of Shares for which the Option has been exercised in excess of 40% of the Shares originally issuable hereunder at the price paid by Employee upon exercise, (iv) if such termination, resignation or removal occurs on or after December 12, 2000, but before December 12, 2001, and Employee has exercised the Option for more than 60% of the Shares originally issuable hereunder, the Company may purchase the number of Shares for which the Option has been exercised in excess of 60% of the Shares originally issuable hereunder at the price paid by Employee upon exercise, or (v) if such termination or resignation occurs on or after December 12, 2001, but before December 12, 2002, and Employee has exercised the Option for more than 80% of the Shares originally issuable hereunder, the Company may purchase the number of Shares for which the Option has been exercised in excess of 80% of the Shares originally issuable hereunder at the price paid by the Employee upon exercise. The Option shall cease to be exercisable as to any Shares which, together with Shares previously purchased by the Employee upon exercise of the Option, will exceed the percentages set forth above for the relevant time period. The right of the Company to purchase Shares pursuant to this Section 3.2 is hereinafter referred to as the "Purchase Option". Notwithstanding anything to the contrary contained in this Agreement, a resignation or termination of employment or service as a member of the Board of Directors by reason of total and permanent disability, as determined by the Stock and Option Plan Administration Committee of the Board of Directors (the "Committee"), in its discretion, shall not be deemed a resignation or termination for purposes of the Purchase Option.

        4.      TERM OF OPTION.

        (a) The Option shall terminate on December 12, 2007, but shall be subject to earlier termination as provided in this Section 4.

        (b) If the Company terminates Employee's employment other than for cause (as defined in paragraph 8(e) of the Employment Agreement between Employee and the Company dated September 23, 1985 (the "Employment Agreement")), or Employee resigns, and Employee also no longer serves as a member of the Board of Directors, or if Employee resigns or is removed (whether by election of a successor or otherwise) from the Board of Directors and Employee is also no longer an employee of the Company, in either case under circumstances which do not constitute a permanent or total disability as defined in paragraph (c) of this Section 4, the Option, to the extent not previously exercised, may be exercised within the time period originally prescribed in paragraph (a) of this
Section 4, but only as to the number of shares as to which the Option continues to be exercisable under Section 3.2.

        (c) If Employee's employment is terminated due to the total and permanent disability of Employee (as determined by the Committee, and as to the fact and date of which Employee is notified by the Committee in writing), and if Employee also no longer serves as a member of the Board of Directors, or if Employee's service as a member of the Board of Directors ceases due to the total and permanent disability of Employee (as determined by the Committee, and as to the fact and date of which Employee is notified by the Committee in writing), and Employee is also no longer an employee of the Company, the Option, to the extent not previously exercised, shall be exercisable by Employee or his legal representative within the time period originally prescribed in paragraph (a) of this Section 4. In the event of the death of Employee, the Option, to the extent not exercised as of the date of death, may be exercised by the executors, administrators or other legal representatives of the estate of Employee or by any person or persons who acquired Employee's rights to the Option by will or by the laws of descent and distribution as provided in the Plan within time originally prescribed in paragraph (a) of this Section 4.

        (d) In the event the Company terminates Employee's employment for cause (as defined in paragraph 8 (e) of the Employment Agreement), upon such termination, Employee's right to exercise any unexercised portion of the Option shall immediately terminate.

        5.      EXERCISE OF OPTION AND ISSUE OF STOCK.

                The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, at the address set forth in Section 8 below, and accompanied by the Option exercise price. Such written notice shall be signed by the person exercising the Option, shall state the number of shares with respect to which the Option is being exercised, and shall otherwise comply with the terms and conditions of this Agreement. Payment of the Option price shall be made to the Company as follows:

                (a)     In cash; or

                (b) By transfer to the Company of shares of Common Stock which have been held by Employee for at least six (6) months prior to being used for payment of the Option price, the transfer value of such shares being their fair market value on the day preceding the date of notice of exercise (determined in accordance with paragraph 8 of the Employment Agreement); or

                (c)     A combination of (a) and (b) above.

                The Company shall pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith. The payment of any withholding or other similar taxes shall be made by the Option holder in compliance with
Section VI (M) of the Plan. The holder of this Option shall have the rights of a shareholder only with respect to those shares covered by the Option which have been registered in the holder's name in the share register of the Company upon due exercise of the Option.

        6.      RESTRICTIONS ON TRANSFER OF SHARES; DETAILS OF THE PURCHASE
OPTION

                6.1 Any Shares which are subject to the Option shall not be transferred by Employee except as permitted in this Section 6. Until the termination of this Agreement, the Shares which are subject to the Purchase Option may not be transferred by Employee unless and until the transferee agrees, in a form satisfactory to the Company, to be bound by this Agreement and to sell any transferred Shares to the Company should the Company choose to exercise the Purchase Option.

                6.2 In the event the Company shall be entitled to and shall elect to exercise the Purchase Option, it shall give to Employee a written notice specifying the number of Shares which it elects to purchase (the "Purchase Stock") and specifying a date for closing of the purchase (the "Closing") which date shall not be more than thirty (30) calendar days after the giving of such notice. The Closing shall take place at the Company's principal offices in Massachusetts or such other location as the Company may reasonably designate in such notice.

                6.3 At the Closing, Employee shall deliver the Purchase Stock being purchased by the Company against the simultaneous delivery to Employee of the purchase price (by certified or bank cashier's check), for the number of shares of Purchase Stock then being purchased. In the event that Employee fails to deliver the number of shares of the Purchase Stock to be purchased, the Company may elect (a) to establish a segregated account in the amount of the purchase price, such account to be turned over to Employee upon delivery of such shares of Purchase Stock, and (b) immediately to take such action as is appropriate to transfer record title in such Purchase Stock from Employee to the Company and to treat Employee and such shares of Purchase Stock in all respects as if delivery of such shares of Purchase Stock had been made as required by this Agreement. Employee hereby irrevocably grants the Company a power of attorney for the purposes of effectuating the preceding sentence.

                6.4 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of the Company's Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, whether before or after the exercise of the Option, the number of Shares of stock or other securities of the Company issued with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock then subject to the Purchase Option without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock covered by the Purchase Option without any change in the aggregate purchase price. Without limiting the generality of the foregoing, Employee shall be entitled to retain any and all cash dividends paid by the Company on the Shares of Purchase Stock prior to the Closing.

                6.5 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to any capital reorganization, whether before or after the exercise of the Option, there shall be substituted for the Purchase Stock then covered by the Purchase Option such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Purchase Stock subject to the Purchase Option immediately prior thereto, without any change in the aggregate purchase price, although the purchase price will be based on the adjusted exercise price of the Option, if any.

                6.6 If the Company shall be completely liquidated, then the Purchase Option shall cease and terminate as of the date of such liquidation and Employee shall hold the Shares free of the Purchase Option.

                6.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Shares made in violation of this Agreement.

                6.8 All certificates representing any Shares to be issued to Employee pursuant to the exercise of the Option which are subject to the Purchase Option shall have endorsed thereon a legend substantially as follows:
"The shares represented by this certificate are subject to a Stock Option Agreement dated December 12, 1997 between Biogen, Inc. and James L. Vincent, a copy of which Agreement is available for inspection at the principal offices of the Company or will be made available upon request."

                6.9 This Agreement shall not restrict the transfer by Employee of shares, if any, which are not acquired pursuant to the exercise of the Option or which are not, or cease to be, subject to the Purchase Option in accordance with the terms hereof.

        7.      NON-ASSIGNMENT.

                This Option shall not be transferable by Employee other than (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise permitted by the Committee. Except as provided in the preceding sentence, the Option shall be exercisable during Employee's lifetime only by Employee.

        8.      NOTICES.

        Any notice required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

        To the Company:           Biogen, Inc.
                                  14 Cambridge Center
                                  Cambridge, MA 02142
                                  Attention: Vice President - General Counsel



        To Employee:              James L. Vincent
                                  Biogen, Inc.
                                  14 Cambridge Center
                                  Cambridge, MA 02142

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

        9.      GOVERNING LAW.

                This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

        10.     BENEFIT OF AGREEMENT.

                This Agreement shall be for the benefit of and shall be binding upon heirs, executors, administrators and successors of the parties hereto.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized representative and Employee has hereunto set his hand as of the day and year first above written.



BIOGEN, INC.                                EMPLOYEE:

By:
   -------------------------------          --------------------------------
   Roger H. Morley                          James L. Vincent
   Member of the Stock and Option
   Plan Administration Committee


By:
   ------------------------------
   Harold W. Buirkle

   Member of the Stock and Option
   Plan Administration Committee

                             STOCK OPTION AGREEMENT


        This Agreement is dated as of this 12th day of December, 1997 between Biogen, Inc., a Massachusetts corporation (the "Company"), having its principal office in Cambridge, Massachusetts, and James L. Vincent, an employee and member of the Board of Directors of the Company (the "Employee"). Any capitalized term not defined in this Agreement shall have the meaning set forth in the Company's 1985 Non-Qualified Stock Option Plan, as amended (the "Plan").

        WHEREAS, the Company desires to grant to Employee an option (the "Option") to purchase Seventy-five Thousand (75,000) shares of the Company's Common Stock, par value U.S. $0.01 per share, under the Plan;

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

        1.      GRANT OF OPTION.

                The Company hereby grants to Employee the right and option to purchase all or any part of an aggregate of Seventy-five Thousand (75,000) shares of its Common Stock, U.S. $0.01 par value, on the terms and conditions and subject to all of the limitations set forth in this Agreement and in the Plan. The Option granted hereby shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

        2.      EXERCISE PRICE.

                The exercise price shall be $35.75 per share.

        3.      EXERCISE OF OPTION.

        3.1 Subject to Section 3.2, the Option granted hereby shall be immediately exercisable for all or any part of the Shares.

        3.2 Notwithstanding the provisions of Section 3.1, if the Company terminates Employee's employment or Employee resigns as an employee, and Employee also no longer serves on the Board of Directors, or if Employee resigns or is removed (whether by election of a successor or otherwise) from the Board of Directors and Employee is also no longer an employee of the Company, in either case under circumstances which do not constitute a permanent or total disability as defined in Section 4 hereof, then (i) if such termination, resignation or removal occurs before December 12, 1998 and Employee has exercised the Option for any Shares, the Company may purchase those Shares from Employee at the price paid by Employee upon such exercise, (ii) if such termination, resignation or removal occurs on or after December 12, 1998, but before December 12, 1999, and Employee has exercised the Option for more than 33 1/3% of the Shares originally issuable hereunder, the Company may purchase the number of Shares for which the Option has been exercised in excess of 33 1/3% of the Shares originally issuable hereunder at the price paid by Employee upon exercise, or (iii) if such termination, resignation or removal occurs on or after December 12, 1999, but before December 12, 2000, and Employee has exercised the Option for more than 66 2/3% of the Shares originally issuable hereunder, the Company may purchase the number of Shares for which the Option has been exercised in excess of 66 2/3% of the Shares originally issuable hereunder at the price paid by Employee upon exercise. The Option shall cease to be exercisable as to any Shares which, together with Shares previously purchased by the Employee upon exercise of the Option, will exceed the percentages set forth above for the relevant time period. The right of the Company to purchase Shares pursuant to this Section 3.2 is hereinafter referred to as the "Purchase Option". Notwithstanding anything to the contrary contained in this Agreement, a resignation or termination of employment or service as a member of the Board of Directors by reason of total and permanent disability, as determined by the Stock and Option Plan Administration Committee of the Board of Directors (the "Committee"), in its discretion, shall not be deemed a resignation or termination for purposes of the Purchase Option.

        4.      TERM OF OPTION.

        (a) The Option shall terminate on December 12, 2007, but shall be subject to earlier termination as provided in this Section 4.

        (b) If the Company terminates Employee's employment other than for cause (as defined in paragraph 8(e) of the Employment Agreement between Employee and the Company dated September 23, 1985 (the "Employment Agreement")), or Employee resigns, and Employee also no longer serves as a member of the Board of Directors, or if Employee resigns or is removed (whether by election of a successor or otherwise) from the Board of Directors and Employee is also no longer an employee of the Company, in either case under circumstances which do not constitute a permanent or total disability as defined in paragraph (c) of this Section 4, the Option, to the extent not previously exercised, may be exercised within the time period originally prescribed in paragraph (a) of this
Section 4, but only as to the number of shares as to which the Option continues to be exercisable under Section 3.2.

        (c) If Employee's employment is terminated due to the total and permanent disability of Employee (as determined by the Committee, and as to the fact and date of which Employee is notified by the Committee in writing), and if Employee also no longer serves as a member of the Board of Directors, or if Employee's service as a member of the Board of Directors ceases due to the total and permanent disability of Employee (as determined by the Committee, and as to the fact and date of which Employee is notified by the Committee in writing), and Employee is also no longer an employee of the Company, the Option, to the extent not previously exercised, shall be exercisable by Employee or his legal representative within the time period originally prescribed in paragraph (a) of this Section 4. In the event of the death of Employee, the Option, to the extent not exercised as of the date of death, may be exercised by the executors, administrators or other legal representatives of the estate of Employee or by any person or persons who acquired Employee's rights to the Option by will or by the laws of descent and distribution as provided in the Plan within time originally prescribed in paragraph (a) of this Section 4.

        (d) In the event the Company terminates Employee's employment for cause (as defined in paragraph 8 (e) of the Employment Agreement), upon such termination, Employee's right to exercise any unexercised portion of the Option shall immediately terminate.

        5.      EXERCISE OF OPTION AND ISSUE OF STOCK.

                The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, at the address set forth in Section 8 below, and accompanied by the Option exercise price. Such written notice shall be signed by the person exercising the Option, shall state the number of shares with respect to which the Option is being exercised, and shall otherwise comply with the terms and conditions of this Agreement. Payment of the Option price shall be made to the Company as follows:

                (a)     In cash; or

                (b) By transfer to the Company of shares of Common Stock which have been held by Employee for at least six (6) months prior to being used for payment of the Option price, the transfer value of such shares being their fair market value on the day preceding the date of notice of exercise (determined in accordance with paragraph 8 of the Employment Agreement); or

                (c)     A combination of (a) and (b) above.

                The Company shall pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith. The payment of any withholding or other similar taxes shall be made by the Option holder in compliance with
Section VI (M) of the Plan. The holder of this Option shall have the rights of a shareholder only with respect to those shares covered by the Option which have been registered in the holder's name in the share register of the Company upon due exercise of the Option.

        6.      RESTRICTIONS ON TRANSFER OF SHARES; DETAILS OF THE PURCHASE
OPTION

                6.1 Any Shares which are subject to the Option shall not be transferred by Employee except as permitted in this Section 6. Until the termination of this Agreement, the Shares which are subject to the Purchase Option may not be transferred by Employee unless and until the transferee agrees, in a form satisfactory to the Company, to be bound by this Agreement and to sell any transferred Shares to the Company should the Company choose to exercise the Purchase Option.

                6.2 In the event the Company shall be entitled to and shall elect to exercise the Purchase Option, it shall give to Employee a written notice specifying the number of Shares which it elects to purchase (the "Purchase Stock") and specifying a date for closing of the purchase (the "Closing") which date shall not be more than thirty (30) calendar days after the giving of such notice. The Closing shall take place at the Company's principal offices in Massachusetts or such other location as the Company may reasonably designate in such notice.

                6.3 At the Closing, Employee shall deliver the Purchase Stock being purchased by the Company against the simultaneous delivery to Employee of the purchase price (by certified or bank cashier's check), for the number of shares of Purchase Stock then being purchased. In the event that Employee fails to deliver the number of shares of the Purchase Stock to be purchased, the Company may elect (a) to establish a segregated account in the amount of the purchase price, such account to be turned over to Employee upon delivery of such shares of Purchase Stock, and (b) immediately to take such action as is appropriate to transfer record title in such Purchase Stock from Employee to the Company and to treat Employee and such shares of Purchase Stock in all respects as if delivery of such shares of Purchase Stock had been made as required by this Agreement. Employee hereby irrevocably grants the Company a power of attorney for the purposes of effectuating the preceding sentence.

                6.4 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of the Company's Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, whether before or after the exercise of the Option, the number of Shares of stock or other securities of the Company issued with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock then subject to the Purchase Option without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock covered by the Purchase Option without any change in the aggregate purchase price. Without limiting the generality of the foregoing, Employee shall be entitled to retain any and all cash dividends paid by the Company on the Shares of Purchase Stock prior to the Closing.

                6.5 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to any capital reorganization, whether before or after the exercise of the Option, there shall be substituted for the Purchase Stock then covered by the Purchase Option such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Purchase Stock subject to the Purchase Option immediately prior thereto, without any change in the aggregate purchase price, although the purchase price will be based on the adjusted exercise price of the Option, if any.

                6.6 If the Company shall be completely liquidated, then the Purchase Option shall cease and terminate as of the date of such liquidation and Employee shall hold the Shares free of the Purchase Option.

                6.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Shares made in violation of this Agreement.

                6.8 All certificates representing any Shares to be issued to Employee pursuant to the exercise of the Option which are subject to the Purchase Option shall have endorsed thereon a legend substantially as follows:
"The shares represented by this certificate are subject to a Stock Option Agreement dated December 12, 1997 between Biogen, Inc. and James L. Vincent, a copy of which Agreement is available for inspection at the principal offices of the Company or will be made available upon request."

                6.9 This Agreement shall not restrict the transfer by Employee of shares, if any, which are not acquired pursuant to the exercise of the Option or which are not, or cease to be, subject to the Purchase Option in accordance with the terms hereof.

        7.      NON-ASSIGNMENT.

                This Option shall not be transferable by Employee other than (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise permitted by the Committee. Except as provided in the preceding sentence, the Option shall be exercisable during Employee's lifetime only by Employee.

        8.      NOTICES.

                Any notice required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:


        To the Company:            Biogen, Inc.
                                   14 Cambridge Center
                                   Cambridge, MA 02142
                                   Attention: Vice President - General Counsel

        To Employee:               James L. Vincent
                                   Biogen, Inc.
                                   14 Cambridge Center
                                   Cambridge, MA 02142

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

        9.      GOVERNING LAW.

                This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

        10.     BENEFIT OF AGREEMENT.

                This Agreement shall be for the benefit of and shall be binding upon heirs, executors, administrators and successors of the parties hereto.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized representative and Employee has hereunto set his hand as of the day and year first above written.



BIOGEN, INC.                                EMPLOYEE:

By:
   -------------------------------          --------------------------------
   Roger H. Morley                          James L. Vincent
   Member of the Stock and Option
   Plan Administration Committee


By:
   ------------------------------
   Harold W. Buirkle
   Member of the Stock and Option
   Plan Administration Committee